SUPPLEMENT DATED MAY 1, 2011
TO PROSPECTUS DATED MAY 1, 1989

THE EQUITY PROTECTOR®
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

Range of Expenses for the Portfolios1, 2

The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2010.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.40%	1.05%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3	0.40%	1.05%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds.  Western Reserve has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2010.  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are each a “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Transamerica Series Trust portfolios and certain portfolios of the Transamerica Funds (each such portfolio an "Acquired Fund").  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Western Reserve took into account the information received from the Transamerica Series Trust on the combined actual expenses for each “fund of funds” and the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses of the underlying funds for the Transamerica Series Trust asset allocation portfolios.  See the prospectus for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 2 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2012.

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INVESTMENT OPTIONS:

Please note the following changes to your investment options:

Effective August 16, 2010:

•	Transamerica Convertible Securities VP was renamed Transamerica AllianceBernstein Dynamic Allocation VP and AllianceBernstein L.P. replaced Transamerica Investment Management, Inc. as sub-adviser.

Effective March 22, 2011:

•
Transamerica Balanced VP was renamed Transamerica Multi-Managed Balanced VP.  BlackRock Financial Management, Inc. became sub-adviser to the fixed income portion of the portfolio and JPMorgan Investment Management Inc. became sub-adviser for the equity portion of the portfolio, each replacing Transamerica Investment Management, Inc.

•	Transamerica Diversified Equity VP was renamed Transamerica WMC Diversified Equity VP. Wellington Management Company, LLP replaced Transamerica Investment Management, Inc. as sub-adviser.
•	Transamerica Focus VP was renamed Transamerica Morgan Stanley Capital Growth VP. Morgan Stanley Investment Management Inc. replaced Transamerica Investment Management, Inc. as sub-adviser.
•
Transamerica Growth Opportunities VP was renamed Transamerica Morgan Stanley Growth Opportunities VP.  Morgan Stanley Investment Management Inc. replaced Transamerica Investment Management, Inc. as sub-adviser.

•
Transamerica Money Market VP was renamed Transamerica AEGON Money Market VP.  AEGON USA Investment Management LLC was approved by shareholders to replace Transamerica Investment Management, Inc. as sub-adviser.

Effective May 1, 2011:

•	Transamerica Federated Market Opportunity VP was renamed JPMorgan Tactical Allocation VP. JP Morgan Investment Management replaced Federated Equity Management Company of Pennsylvania as sub-adviser.

Please see the Transamerica Series Trust prospectus for any changes regarding the portfolios listed above.

Note:  If you are a policyowner invested in Fidelity VIP Contrafund® Portfolio, the Fidelity VIP Equity Income Portfolio, Fidelity VIP Growth Opportunities Portfolio and/or the Transamerica JPMorgan Mid Cap Value VP portfolio, you will receive prospectuses for those portfolios under separate cover.

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Premium Payments:

The following is added to the section entitled “Payment and Allocation of Premiums”:

Please Note:  We may hold premium payments in a non-interest bearing account for up to 14 days if applying the premium payment would cause the Policy to violate Internal Revenue Code Section 7702 or other provisions of the Internal Revenue Code. Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more information regarding tax considerations regarding your Policy or consult a qualified tax advisor.

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Retained Asset Accounts:

The following information replaces the information under the heading “Retained Asset Accounts”:

Effective April 1, 2011, Assurance Plus Accounts are no longer available for payment of claim proceeds.  No new accounts will be established, but if you currently have an Assurance Plus Account we will continue to honor that account.

For new claims, unless a settlement option is elected, payments will be made in the form of a lump sum check.

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Surrenders:
The following sentence is added after the first sentence under the heading “Surrender Privileges” in your prospectus:

We may require an original signature with such written request.

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Illustrations:

The information contained in both the explanation and "Hypothetical Illustrations" is out-of-date and should not be relied upon.  In addition, current hypothetical illustrations for the new portfolios are not included in the Appendix.

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Federal Tax Matters:

The following information is added at the end of the section entitled “Federal Tax Matters”:

Please Note: In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  Recent legislation has generally extended the EGGTRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.  The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

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For additional information, you may contact us at our administrative office at 1-800-851-9777, from 8:30a.m. – 7:00p.m., Eastern time or visit our website at: www.westernreserve.com.  TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 1989 PRODUCT PROSPECTUS